IVY FUNDS

Supplement dated December 6, 2006

to

Ivy Equity Funds Prospectus dated July 31, 2006
and Supplemented August 25, 2006

Effective December 6, 2006:

Ivy International Fund's name is changed to Ivy International Growth Fund.

Ivy International Value Fund's name is changed to Ivy International Core Equity Fund.

WRS3300AB